Exhibit 99.2

News Release

Nucor Announces Pricing Terms for Previously Announced Private Exchange Offers, Interest

Rate for New Notes and Acceptance of Tendered Notes

CHARLOTTE, N.C. – December 3, 2020—Nucor Corporation (NYSE: NUE) (“Nucor” or the “Company”) today announced the pricing terms for its previously announced offers (each, an “Exchange Offer,” and, collectively, the “Exchange Offers”) to certain Eligible Holders (as defined in the Offering Memorandum (as defined below)) to exchange certain of the Company’s outstanding debt securities listed in the table below (collectively, the “Existing Notes”) for a combination of the Company’s new 2.979% Notes due 2055 (the “New Notes”) and cash, the complete terms and conditions of which are set forth in an offering memorandum, dated November 18, 2020 (the “Offering Memorandum”), and the related letter of transmittal, dated November 18, 2020 (together with the Offering Memorandum, the “Offering Documents”). Nucor also announced that it will pay interest on the New Notes at a rate per annum equal to 2.979%, as calculated in accordance with the Offering Memorandum. In addition, Nucor announced the aggregate principal amount of the Existing Notes validly tendered, and not validly withdrawn, at or prior to the Early Participation Deadline (as defined in the Offering Memorandum) to be accepted for exchange.

The following table indicates, among other things, the Total Exchange Consideration (as defined in the Offering Memorandum) for each $1,000 principal amount of the applicable series of Existing Notes tendered and accepted for exchange as of the Early Participation Deadline, as calculated at 10:00 a.m., New York City time, on December 3, 2020 (such date and time, the “Price Determination Date”) in accordance with the Offering Documents:

CUSIP No.	Title of Security	Reference U.S. Treasury Security	Acceptance Priority Level	Yield of Reference U.S. Treasury Security at Price Determination Date	Fixed Spread (bps)	Exchange Offer Yield	Early Participation Premium(1)	Total Exchange Consideration(1)(2)	Composition of Total Exchange Consideration(1)(2)
									Principal Amount of New Notes	Cash Payment
670346AH8	6.400% Notes due 2037	1.375% due 8/15/2050	1	1.679%	85	2.529%	$30.00	$1,531.76	$1,000.00	$531.76
670346AN5	5.200% Notes due 2043	1.375% due 8/15/2050	2	1.679%	95	2.629%	$30.00	$1,429.55	$1,000.00	$429.55
670346AQ8	4.400% Notes due 2048	1.375% due 8/15/2050	3	1.679%	105	2.729%	$30.00	$1,316.96	$1,000.00	$316.96

(1)	Per $1,000 principal amount of the applicable series of Existing Notes.
(2)	Does not reflect any accrued and unpaid interest. The Company will pay accrued and unpaid interest on the Existing Notes to, but excluding, the Early Settlement Date (as defined below) in cash.

Nucor Executive Offices: 1915 Rexford Road, Charlotte, North Carolina 28211

Phone 704-366-7000 Fax 704-362-4208 www.nucor.com

News Release

Nucor Announces Pricing Terms for Previously Announced Private Exchange Offers, Interest

Rate for New Notes and Acceptance of Tendered Notes (Continued)

Pursuant to the terms and conditions of the Exchange Offers, Nucor will accept $439,153,000 in aggregate principal amount of the Existing Notes that were validly tendered, and not validly withdrawn, at or prior to the Early Participation Deadline. Nucor expects to deliver an aggregate principal amount of $439,153,000 of the New Notes and pay an aggregate of $180,302,355.85 of cash consideration, excluding accrued and unpaid interest, for the Existing Notes accepted for exchange on the Early Settlement Date. Since the Existing Notes validly tendered, and not validly withdrawn, as of the Early Participation Deadline did not equal or exceed $650,000,000 (the “New Notes Issuance Limit”), Eligible Holders may tender their Existing Notes pursuant to the terms and conditions of the Exchange Offers, including the New Notes Issuance Limit, until the Expiration Date (as defined below). The holders of any such Existing Notes tendered after the Early Participation Deadline that are accepted by the Company will receive the Exchange Consideration (as defined in the Offering Memorandum). The Company may elect to increase or decrease the principal amount of New Notes exchangeable for each $1,000 principal amount of the applicable series of Existing Notes tendered after the Early Participation Deadline and accepted by the Company by up to $100 per $1,000 principal amount. Such adjustments would affect the composition, but not the amount, of the Exchange Consideration for such series of Existing Notes. Any such adjustment will be announced by press release on or prior to 9:00 a.m. Eastern time on the next business day following the Expiration Date.

The following table indicates, among other things, the principal amount of each series of Existing Notes validly tendered as of the Early Participation Deadline, the principal amount of each series of Existing Notes to be accepted for exchange as of the Early Participation Deadline and the percentage of the principal amount of each series of Existing Notes to be accepted for exchange pursuant to the Exchange Offers:

CUSIP No.	Title of Security	Principal Amount Tendered by Early Participation Deadline	Principal Amount to be Accepted for Exchange	Percentage of Principal Amount to be Accepted for Exchange
670346AH8	6.400% Notes due 2037	$106,569,000	$106,569,000	100%
670346AN5	5.200% Notes due 2043	$161,803,000	$161,803,000	100%
670346AQ8	4.400% Notes due 2048	$170,781,000	$170,781,000	100%

The withdrawal deadline, which was 5:00 p.m., New York City time, on December 2, 2020, for the Exchange Offers has passed. In accordance with the terms of the Exchange Offers, tendered Existing Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law. The Exchange Offers will expire at 11:59 p.m., New York City time, on December 16, 2020, unless extended by Nucor (such date and time, as it may be extended, the “Expiration Date”).

Nucor has elected to conduct an early settlement for Existing Notes tendered at or prior to the Early Participation Deadline and accepted by Nucor. Such early settlement is expected to occur on December 7, 2020 (the “Early Settlement Date”), subject to all of the conditions to the Exchange Offers having been satisfied or waived by Nucor. The Settlement Date (as defined in the Offering Memorandum) for Existing Notes tendered after the Early Participation Deadline and prior to the Expiration Date is expected to occur on December 18, 2020, two business days after the Expiration Date.

Nucor Executive Offices: 1915 Rexford Road, Charlotte, North Carolina 28211

Phone 704-366-7000 Fax 704-362-4208 www.nucor.com

News Release

Nucor Announces Pricing Terms for Previously Announced Private Exchange Offers, Interest

Rate for New Notes and Acceptance of Tendered Notes (Continued)

The complete terms of the Exchange Offers are described in the Offering Documents. Subject to applicable law, Nucor may amend, extend or terminate each Exchange Offer individually at any time prior to the Expiration Date.

If and when issued, the New Notes will not have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Accordingly, the New Notes may not be offered or sold in the United States or to any U.S. persons absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state securities laws. Nucor will enter into a registration rights agreement with respect to the New Notes providing for certain registration rights with respect to the New Notes as described in the Offering Memorandum.

This news release is not an offer to sell, or a solicitation of an offer to buy, any security. The Exchange Offers are being made solely by the Offering Documents and only to such persons and in such jurisdictions as is permitted under applicable law.

About Nucor

Nucor and its affiliates are manufacturers of steel and steel products, with operating facilities in the United States, Canada and Mexico. Products produced include: carbon and alloy steel — in bars, beams, sheet and plate; hollow structural section tubing; electrical conduit; steel piling; steel joists and joist girders; steel deck; fabricated concrete reinforcing steel; cold finished steel; precision castings; steel fasteners; metal building systems; steel grating; and wire and wire mesh. Nucor, through The David J. Joseph Company, also brokers ferrous and nonferrous metals, pig iron and hot briquetted iron / direct reduced iron; supplies ferro-alloys; and processes ferrous and nonferrous scrap. Nucor is North America’s largest recycler.

Forward-Looking Statements

Certain statements contained in this news release are “forward-looking statements” that involve risks and uncertainties. The words “anticipate,” “believe,” “expect,” “project,” “may,” “will,” “should,” “could” and similar expressions are intended to identify those forward-looking statements. These forward-looking statements reflect the Company’s best judgment based on current information, and, although the Company bases these statements on circumstances that it believes to be reasonable when made, there can be no assurance that future events will not affect the accuracy of such forward-looking information. As such, the forward-looking statements are not guarantees of future performance, and actual results may vary materially from the projected results and expectations discussed in this news release. Factors that might cause the

Nucor Executive Offices: 1915 Rexford Road, Charlotte, North Carolina 28211

Phone 704-366-7000 Fax 704-362-4208 www.nucor.com

News Release

Nucor Announces Pricing Terms for Previously Announced Private Exchange Offers, Interest

Rate for New Notes and Acceptance of Tendered Notes (Continued)

Company’s actual results to differ materially from those anticipated in forward-looking statements include, but are not limited to: (1) competitive pressure on sales and pricing, including pressure from imports and substitute materials; (2) U.S. and foreign trade policies affecting steel imports or exports; (3) the sensitivity of the results of Nucor’s operations to prevailing steel prices and changes in the supply and cost of raw materials, including pig iron, iron ore and scrap steel; (4) market demand for steel products, which, in the case of many of Nucor’s products, is driven by the level of nonresidential construction activity in the United States, as well as prevailing domestic prices for oil and gas; (5) energy costs and availability; and (6) the impact of the COVID-19 pandemic. These and other factors are discussed in Nucor’s regulatory filings with the Securities and Exchange Commission, including those in “Item 1A. Risk Factors” of Nucor’s Annual Report on Form 10-K for the year ended December 31, 2019 and in “Item 1A. Risk Factors” of Nucor’s Quarterly Reports on Form 10-Q for the quarters ended April 4, July 4 and October 3, 2020. The forward-looking statements contained in this news release speak only as of this date, and Nucor does not assume any obligation to update them, except as may be required by applicable law.

Contact Information

For Investor/Analyst Inquiries—Paul Donnelly, 704-264-8807, or Gregg Lucas, 704-972-1841

For Media Inquiries—Katherine Miller, 704-353-9015

Nucor Executive Offices: 1915 Rexford Road, Charlotte, North Carolina 28211

Phone 704-366-7000 Fax 704-362-4208 www.nucor.com